SUPPLEMENT DATED MAY 2, 2011
to

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSPECTUSES DATED MAY 1, 2006
FOR SUN LIFE FINANCIAL MASTERS IV AND SUN LIFE FINANCIAL MASTERS VII

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the Sun Capital Global Real Estate Fund.

Effective May 1, 2011, our affiliate Massachusetts Financial Services Company became the sub-adviser to the Sun Capital Global Real Estate Fund (the “Fund”). Sun Capital Advisers LLC, our affiliate, continues to be the investment adviser to the Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Sun Cap Global Real Estate- Sub-adviser (US)                                                                                                                                          5/2011